UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 21, 2009

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant’s telephone number, including area code): (916) 646-2020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On October 21, 2009, Ophthalmic Imaging Systems (the “Company”) acquired substantially all of the assets of MediVision Medical Imaging Systems Inc. (“MediVision”), which held 35.4% of the Company’s issued and outstanding common stock at that time.  As payment for these assets, the Company agreed to assume certain liabilities and forgive certain intercompany indebtedness.  The acquisition was reported in Items 1.01, 2.01 and 2.03 of a Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 27, 2009 (the “Report”).  In Items 9.01(a) and 9.01(b) of the Report, the Company undertook to file the required consolidated financial statements and pro forma financial information by amendment to the Report as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.  This Amendment No. 1 to the Report is to file the required consolidated financial statements of MediVision and the required pro forma financial information regarding the acquisition.

Item 9.01                      Financial Statements and Exhibits

(a)           Financial Statements of Businesses Acquired

(i)           Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the audited consolidated balance sheet of MediVision as of December 31, 2008 and the related consolidated statements of operations, changes in equity and cash flows for the year then ended and related footnotes, together with an auditor’s report thereon of Perry-Smith LLP.

(ii)           Attached hereto as Exhibit 99.2, and incorporated herein by reference, are the unaudited consolidated balance sheets of MediVision as of September 30, 2009 and 2008 and the related consolidated statements of operations and cash flows for the three and nine month periods then ended and the consolidated statements of changes in equity for the nine month periods then ended and related footnotes.

(b)           Pro forma Financial Information

Attached hereto as Exhibit 99.3, and incorporated herein by reference, are the unaudited pro forma condensed combined financial statements of the Company and MediVision as of and for the nine months ended September 30, 2009 and unaudited pro forma condensed combined statements of operations of the Company and MediVision for the year ended December 31, 2008 and related introduction and footnotes.

(d)           Exhibits

Exhibit No.	Description

23.1	Consent of Perry-Smith LLP, Independent Auditor.

99.1	Audited consolidated financial statements of MediVision Medical Imaging Ltd. as of and for the year ended December 31, 2008 and related footnotes, together with report thereon of Perry-Smith LLP.

99.2	Unaudited consolidated financial statements of MediVision Medical Imaging Ltd. as of and for the nine months ended September 30, 2009 and 2008 and related footnotes.

99.3
Unaudited pro forma condensed combined financial statements of the Company and MediVision Medical Imaging Ltd. as of and for the nine months ended September 30, 2009 and unaudited pro forma condensed combined statements of operations of the Company and MediVision Medical Imaging Ltd. for the year ended December 31, 2008 and related introduction and footnotes.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2010

OPHTHALMIC IMAGING SYSTEMS

By:	/s/ Ariel Shenhar
Name:	Ariel Shenhar
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Perry-Smith LLP, Independent Auditor.

99.1	Audited consolidated financial statements of MediVision Medical Imaging Ltd. as of and for the year ended December 31, 2008 and related footnotes, together with report thereon of Perry-Smith LLP.

99.2	Unaudited consolidated financial statements of MediVision Medical Imaging Ltd. as of and for the nine months ended September 30, 2009 and 2008 and related footnotes.

99.3
Unaudited pro forma condensed combined financial statements of the Company and MediVision Medical Imaging Ltd. as of and for the nine months ended September 30, 2009 and unaudited pro forma condensed combined statements of operations of the Company and MediVision Medical Imaging Ltd. for the year ended December 31, 2008 and related introduction and footnotes.